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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Large-Cap Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Large-Cap Value Fund dated September 26, 2000 (and to all references to our firm) included in or made a part of Pioneer Large-Cap
Value Fund's Post-Effective Amendment No. 1 and Amendment No. 3 to Registration Statement File Nos. 333-33364 and 811-09875, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
September 14, 2001